[TIAA                 SUPPLEMENT NO. 1, DATED JUNE 30, 2002
 CREF                 TO TIAA-CREF MUTUAL FUNDS PROSPECTUS
 LOGO]                         DATED APRIL 1, 2002

THE TEXT ON PAGES 5 AND 24 OF THE PROSPECTUS PERTAINING TO THE TIAA-CREF GROWTH EQUITY FUND'S BENCHMARK INDEX IS REVISED TO READ AS FOLLOWS:

Effective October 2002, the benchmark index for the Growth Equity Fund is the Russell 1000(R) Growth Index.

THE TEXT ON PAGE 42 OF THE PROSPECTUS UNDER "CALCULATING SHARE PRICE" REGARDING HOW MONEY MARKET INSTRUMENTS (OTHER THAN THOSE IN THE MONEY MARKET FUND) WITH MATURITIES OF ONE YEAR OR LESS ARE VALUED IS REVISED TO READ AS FOLLOWS:

Effective July 2002, money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.


TC MF PROSS-6/02                                                          522956

[TIAA                 SUPPLEMENT NO. 1, DATED JUNE 30, 2002
 CREF                       TO TIAA-CREF MUTUAL FUNDS
 LOGO]                 STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 1, 2002

THE SECOND PARAGRAPH ON PAGE B-27 OF THE STATEMENT OF ADDITIONAL INFORMATION UNDER "PRICING OF SHARES, DEBT SECURITIES" IS REVISED TO READ AS FOLLOWS:

Effective July 2002, values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.


TC MF SAIS-6/02